EXHIBIT 99.1

                       FARMSTEAD TELEPHONE GROUP, INC.

                   CONVERTIBLE PROMISSORY NOTE AND WARRANT

                             PURCHASE AGREEMENT

      This Convertible Promissory Note and Warrant Purchase Agreement (the "Agreement") is made as of the 8th day of February 2006, by and among Farmstead Telephone Group, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Schedule A hereto (the "Purchasers").

      The parties hereby agree as follows:

1.    Authorization and Sale of Convertible Promissory Notes and Warrants.

      1.1 Authorization. Prior to the Closing (as defined in Section 2.1), the Company shall have adopted resolutions authorizing the issuance of up to $1,000,000 in principal amount of Convertible Promissory Notes substantially in the form attached hereto as Exhibit A (the "Convertible Notes") and the issuance of warrants to purchase up to an aggregate of 529,134 shares of the Company's Common Stock, $.001 par value per share ("Common Stock"), in substantially the form attached hereto as Exhibit B (the "Warrants").

      1.2 Sale of Convertible Notes and Warrants. Subject to the terms and conditions of this Agreement, the Company is offering up to $1,000,000 in principal amount of Convertible Notes. Subject to the terms set forth herein, each Purchaser agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at the Closing that principal amount of Convertible Notes set forth opposite that Purchaser's name on Schedule A attached hereto. The purchase price of the Convertible Notes shall be par. As described in Exhibit A, the Convertible Notes shall be convertible into securities of the Company. Upon conversion of the Convertible Notes into any security of the Company, the Purchasers shall be entitled to the same rights, privileges and preferences as the other holders of such securities. The shares of the Company issuable upon conversion of the Convertible Notes are referred to in this Agreement as the "Conversion Shares." The Company has also authorized the issuance and sale to the Purchasers of Warrants for the purchase of Common Stock with a term of ten years. Subject to the terms set forth herein, each Purchaser agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at the Closing a warrant to purchase the number of shares set forth opposite that Purchaser's name on Schedule A attached hereto. The Warrants are herein referred to individually as a "Warrant" and collectively as the "Warrants," which terms shall also include any warrants delivered in exchange or replacement therefor. The shares issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." The Convertible Notes, the Conversion Shares, the Warrants, and the Warrant Shares are collectively referred to in this Agreement as the "Securities."

2.    Closing; Delivery.

      2.1 Closing Date. The initial purchase and sale of the Convertible Notes and Warrants shall take place via electronic exchange at such time and place as the Company and the Purchasers mutually agree upon, orally or in writing (the "Initial Closing").

      2.2 Additional sales of Convertible Notes and Warrants may be made by the Company to additional Purchasers ("Additional Purchasers") at one or more additional closings (each, an "Additional

Closing"), up to 10 business days after the date hereof, at such times and places as the Company and the Additional Purchasers mutually agree upon. Each Additional Closing and the Initial Closing are collectively referred to as the "Closings" or "Closing." At each Additional Closing, (a) each Additional Purchaser in such Additional Closing shall execute and deliver a signature page hereto and such Additional Purchaser shall become a "Purchaser" hereunder, and (b) the Company shall cause Schedule A hereto to be updated and amended to include each Additional Purchaser and all corresponding information specified in such Schedule.

      2.3 Deliveries. At Closing, the Company shall deliver to each Purchaser those certificates, and other documents contemplated by Section 5 hereof and a Convertible Note and a Warrant, against payment of the purchase price therefore by check or by wire transfer to the Company's bank account.

3. Representations, Warranties of the Company. The Company hereby represents and warrants to the Purchasers that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit C (the "Schedule of Exceptions") specifically identifying the relevant subsection hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

      3.1 Good Standing, Authorization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform the Agreement, the Convertible Notes, the Warrants and the Certificate of Incorporation of the Company (the "Articles") (collectively, the "Transaction Documents") and to carry out the transactions contemplated by the Transaction Documents. The Company is duly qualified to do business as a foreign corporation and is in good standing in every other jurisdiction in which it is required to be so qualified. All corporate action on the part of the Company, its officers and directors, and its shareholders necessary for the authorization, execution, delivery and performance of the Transaction Documents, and the transactions contemplated by or related to the Transaction Documents, and the authorization, sale, issuance (or reservation for issuance) and delivery of the Convertible Notes, the Conversion Shares, the Warrants and the Warrants Shares has been taken. The Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

      3.2 Capitalization. Immediately prior to the Closing, the capital structure of the Company consists of:

            (a) A total of 2,000,000 of preferred stock, $.001par value per share (the "Preferred Stock") have been authorized for issuance, of which 0 shares have been designated, 0 of which are issued and outstanding. The rights, privileges and preferences of the Preferred Stock are as stated in the Articles. All of the outstanding shares of Preferred Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws, or pursuant to valid exemptions therefrom. The Company has reserved (i) 750,000 shares of Common Stock for issuance upon conversion of the Convertible Notes, and (iii) 775,000 shares of Common Stock have been reserved for issuance upon exercise of the Warrants.

            (b) A total of 30,000,000 shares of Common Stock have been authorized for issuance, 3,817,132 shares of which are issued and outstanding. All of the outstanding shares of

Common Stock have been duly authorized, are fully paid and nonassessable, and have been issued in compliance with all applicable federal and state securities laws, or pursuant to valid exemptions therefrom.

            (c) The Company has reserved 4,031,619 shares of Common Stock for issuance upon exercise of options to purchase Common Stock of officers, directors, employees and consultants of the Company pursuant to its current Stock Option Plan and its Employee Stock Purchase Plan. A total of 1,232,622shares remain available for future issuance to officers, directors, employees and consultants pursuant to the Plans.

            (d) Other than as set forth in Sections (b) and (c) above and except for the transactions contemplated by this Agreement, there are no other outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any of the Company's securities. There exists no obligation (contingent or otherwise) by the Company to purchase, redeem or otherwise acquire any of its equity securities or any interest therein. To the Company's knowledge, there will not be, immediately upon consummation of the transactions contemplated hereby, any agreement or restriction relating to the voting of any shares of the capital stock of the Company.

      3.3 Valid Issuance of Securities. The Securities, when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be free of restrictions on transfer other than restrictions on transfer under the Transaction Documents and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement, the Securities will be sold and delivered in compliance with all applicable federal and state securities laws. The Conversion Shares and Warrant Shares have been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Convertible Notes, the Warrants and Articles, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Documents and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

      3.4 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for (a) the filing of the Articles with the Secretary of State of the State of Delaware, and (b) filings pursuant to applicable state securities laws and Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), which filings shall be made within the required statutory periods.

      3.5 Conflicts. Neither the execution and delivery of the Transaction Documents nor the performance thereof has constituted or resulted in, nor will constitute or result in, a default or violation in any respect of any law or regulation applicable to the Company, any order of any court or other agency of government, or any term or provision of the Articles, or by-laws, or any agreement or instrument by which it is bound or to which its properties or assets are subject, or, result in the creation or imposition of any lien, charge, restriction, encumbrance, or, to the Company's knowledge, claim of any nature whatsoever upon any of the properties or assets of the Company.

      3.6 Litigation. There is no (a) action, suit, claim, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding relating to the Company pending under collective bargaining agreements or otherwise or (c) governmental inquiry pending or, to the best of the Company's knowledge, threatened against or affecting the Company (including, without limitation, any inquiry as to the qualification of the Company to hold or receive any license, permit or approval), and to the best of the Company's knowledge, there is no basis for any of the foregoing. There is no action or suit by the Company pending, threatened or contemplated against others.

      3.7 Intellectual Property. To the best of the Company's knowledge, the Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing process, formulae, trade secrets, customer lists and know how (such intellectual property, and the rights thereto, that are necessary to the conduct of the Company's business as conducted, and as proposed to be conducted, are collectively referred to herein as the "Company Intellectual Property"), and no claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any other person under any Company Intellectual Property, and to the best of the Company's knowledge, there is no valid basis for any such claim (whether or not pending or threatened). The Company has not filed any trademark or patent applications with the U.S. Patent and Trademark Office.

      3.8 Property and Assets. The Company has good title to, or a valid leasehold interest in, all of its material properties and assets, and none of such properties or assets is subject to any security interest.

      3.9 Senior Notes. The Convertible Notes are senior in priority to any and all other debt of the Company.

      3.10 Taxes. Based on information and belief, the Company has timely filed or obtained presently effective extensions with respect to all tax returns that are or were required to be filed by it, such tax returns are complete and accurate in all material respects and all taxes shown thereon to be due have been timely paid. All taxes that the Company is or was required by law to have withheld or collected have been duly withheld or collected and, to the extent required, have been timely paid.

      3.11 Environmental. To the best of the Company's knowledge, the Company has complied with all applicable environmental laws.

      3.12 Financial Statements. The Company has furnished to each of the Purchasers a complete and accurate copy of the unaudited balance sheet of the Company (the "Financial Statements") at November 30, 2005(the "Balance Sheet Date"). The Financial Statements are in accordance with the books and records of the Company, present fairly the financial condition and results of operations of the Company, at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, except that the unaudited Financial Statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which in the aggregate will not be material. The Company does not have any liability (whether known or unknown and whether absolute or contingent), except for (a) liabilities of the type shown on the Financial Statements, (b) those liabilities which have arisen since the Balance Sheet Date , which have arisen since the Balance Sheet Date in the ordinary course of business and which are similar in nature and amount to the liabilities which arose during the comparable period of time in the immediately preceding fiscal period and (c) contractual liabilities incurred in the ordinary course of business which are not required by GAAP to be reflected on a balance sheet and which are not, either individually or in the aggregate, material. Since the Balance Sheet Date, there has been no event or development that, individually or in the aggregate, is expected to be or is material.

3.13 Rights of Registration and Voting Rights. Except as set forth herein, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. To the Company's knowledge, no shareholders of the Company have entered into any agreements with respect to the voting of capital shares of the Company.

      3.14 Private Placement. Subject in part to the truth and accuracy of the Purchasers' representations set forth in this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

      3.15 Brokers. Except as set forth herein, the Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

      3.16 Taxes. The amount shown on the Financial Statements as provision for taxes is sufficient in all material respects for the payment of all unpaid taxes for all periods ending on or before the date thereof.
3.17 Company SEC Documents. The Company has timely filed with the Securities and Exchange Commission (the "Commission") all forms, reports, schedules, statements and other documents required to be filed by it since its initial public offering under the Securities Exchange Act of 1934, as amended (together with the rules and regulations thereunder, the "Exchange Act") or the Securities Act (such documents, as supplemented and amended since the time of filing, collectively, the "Company SEC Documents"). The Company SEC Documents, including, without limitation, any financial statements or schedules included or incorporated by reference therein, at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (and, in the case of any prospectus, in light of the circumstances under which they were made), not misleading, and
(b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be. To the best of Company's knowledge, the financial statements of the Company included in the Company SEC Documents at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), and fairly presented (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments consistent with past practice), in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. No subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act or required to file any form, report or other document with the Commission, any stock exchange or market or any other comparable governmental authority.

      3.18 Accuracy. To the knowledge of the Company, neither this Agreement, the Transaction Documents, nor any of other agreement, certificate, statement or document furnished in writing by or on behalf of the Company to the Purchasers in connection herewith or therewith, contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements herein or therein not misleading in any material respect.

4. Representations and Warranties of Purchasers. Each Purchaser hereby represents and warrants to the Company that:

      4.1 Authorization. The Transaction Documents to which a Purchaser is a party, when executed and delivered by such Purchaser, will constitute valid and legally binding obligations of such Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and (b) as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

      4.2 Purchase Entirely for Own Account. This Agreement is made with each Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement, such Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Such Purchaser represents that such Purchaser has full power and authority to enter into this Agreement. Such Purchaser, if an entity, has not been formed for the specific purpose of acquiring the Securities.

      4.3 Disclosure of Information. Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company's management. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Purchasers to rely thereon.

      4.4 Restricted Securities. Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchasers' representations as expressed herein. Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchasers must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of such Purchaser's control.

      4.5 No Public Market. Purchaser understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

      4.6 Legends. Purchaser understands that the Securities and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

            (a) "THIS NOTE, THE WARRANT, THE SECURITIES ISSUABLE UPON THE CONVERSION OR EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

            (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

      4.7 Accredited Investor. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act.

      4.8 Place of Business. Purchaser's principal place of business or principal place of residence is at the address set forth on the signature page hereto. With respect to the Purchaser, Sotomar - Empreendimentos Industriais e Imobiliarios, SA, such Purchaser hereby further represents that it has no place of business or residence within the United States of America.

5. Conditions of Purchasers' Obligations at Closing. The obligations of Purchasers participating in the Closing to the Company under this Agreement are subject to the fulfillment, on or before Closing, of each of the following conditions, unless otherwise waived; provided, however, that any such waiver shall not be effective against any Purchaser who does not consent thereto:

      5.1 Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on and as of the date of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

      5.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it or them on or before the date of such Closing.

      5.3 Compliance Certificate. An officer of the Company shall deliver to the Purchasers at such Closing a certificate stating that the conditions specified in Sections 5.1, 5.2 and 5.8 have been fulfilled.

      5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of such Closing.

      5.5 Articles. The Company shall deliver to the Purchasers a copy of the Articles and Bylaws, as then in effect, certified by the Company's Secretary as true and correct as of such Closing.

      5.6 Material Adverse Changes. There shall not have occurred any material adverse change in the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, operations, results of operations or prospects of the Company.

      5.7 Transaction Documents. Concurrently with Closing, the Company and Purchasers shall have executed each of the Transaction Documents, including this Agreement, the Convertible Notes, the Warrants and the Security Agreement.

      5.8 Payment of Fees. The Company shall have paid fees and expenses set forth in the Transaction Documents.

      5.9 Intercompany Debt. All intercompany claims and debt will have either been eliminated or subordinated to the obligations under the Transaction Documents on terms satisfactory to the Purchasers.

6. Conditions of the Company's Obligations at Closing. The obligations of the Company to Purchasers under this Agreement are subject to the fulfillment, on or before a Closing, of each of the following conditions, unless otherwise waived:

      6.1 Representations and Warranties. With respect to each Purchaser, the representations and warranties of such Purchaser contained herein shall be true and correct on and as of the Closing at which such Purchaser is purchasing Stock, with the same effect as though such representations and warranties had been made on and as of such Closing.

      6.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by each Purchaser on or prior to such Closing shall have been performed or complied with in all material respects.

      6.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of such Closing.

      6.4 Execution and Delivery of Transaction Documents. Each party shall have executed and delivered, or otherwise become a party to each of the Transaction Documents, including this Agreement, the Convertible Notes and the Security Agreement.

7. Covenants. So long as any of the Convertible Notes are outstanding, the Company covenants and agrees that it will perform and observe the following covenants and provisions:

      7.1 Right to Conduct Business. The Company hereby acknowledges that the Purchasers invest in numerous companies, some of which may be competitive with the Company's business. Purchasers shall not be liable for any claim arising out of, or based upon, (a) the investment by the Purchaser in any entity competitive to the Company, (b) actions taken by any partner, officer or other representative or any Purchaser to assist any such competitive company, whether or not such action was taken as a board member of such competitive company, or otherwise, and whether or not such action has a detrimental effect on the Company.

      7.2 Inspection and Observation Rights. The Company shall permit any Purchaser, or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested; provided, however, that the Company shall not be obligated pursuant to this Section to provide access to any information which it reasonably considers to be a trade secret. The Company shall permit one representative of the Purchasers as designated by the holder of the largest principal balance of the Convertible Notes, to attend all meetings of the Board of Directors of the Company, and shall provide the Purchasers with such notice and other information with respect to such meetings as are delivered to the directors of the Company.

      7.3 Board of Directors. In the event that the Company shall have failed to comply with the terms of this Agreement or there occurs an Event of Acceleration as defined in the Convertible Note, the holders of a 51% in interest of the Convertible Notes voting as a single class shall have the right and option to designate or elect one member to the board of directors of the Company. Upon written notice from the holders of a majority in interest of the Convertible Notes, the Company shall expand the board of directors to add such additional director. The individuals who will fill the vacancy shall be designated by the holder of the largest principal balance of the Convertible Notes. The board of directors of the Company shall revert to its original membership three months after the Event of Acceleration shall have been cured.

      7.4 Amend Articles. Except as required by law, the Company may not, without the prior written approval of Purchasers holding at least 51% in interest of the Convertible Notes, amend or repeal any provision of, or add any provision to, the Company's Articles or Bylaws (whether by merger, consolidation or otherwise).

      7.5 Additional Shares. The Company may not, without the prior written approval of Purchasers holding at least 51% in interest of the Convertible Notes, authorize, designate or issue any shares of capital stock of the Company, other than:

            (i) up to 1,232,622shares of Common Stock, or the grant of options, warrants or other rights exercisable therefor, issued or issuable after the date hereof to directors, officers, employees, consultants and others pursuant to any incentive or non-qualified stock option plan or agreement, stock purchase plan or agreement, restricted stock plan or agreement, stock issuance or restriction agreement, stock ownership plan
(ESOP), consulting agreement, or such higher number of options, issuances, securities, warrants, agreements or plans approved by all of the members of the Board of Directors; or

            (ii) shares of Common Stock issuable upon the exercise of stock options or warrants (including any warrants issued pursuant to this Agreement) which are outstanding as of the date hereof; or

            (iii) shares of Common Stock issuable upon conversion or exchange of any series of preferred stock or convertible notes of the Company outstanding on the date hereof.

      7.6 Dividends. The Company may not, without the prior written approval of Purchasers holding at least 51% in interest of the Convertible Notes, declare or pay any dividend or make any distribution (other than dividends on Common Stock payable solely in Common Stock) or permit any subsidiary to declare or pay any dividend or make any distribution (other than dividends or distributions payable solely to the Company).

      7.7 Indebtedness. Other than additional loans from Laurus Master Fund Ltd., the Company may not, without the prior written approval of Purchasers holding at least 51% in interest of the Convertible Notes, incur any indebtedness, or permit any subsidiary to incur any indebtedness, in excess of $500,000 in the aggregate .

      7.8 Liens. The Company may not, without the prior written approval of Purchasers holding at least 51% in interest of the Convertible Notes, allow any new security interest or lien on any of its properties of assets.

      7.9 Merger; Sale of Assets. The Company may not, without the prior written approval of Purchasers holding at least 51% in interest of the Convertible Notes, (a) merge with or into or consolidate, or permit any subsidiary to merge with or into or consolidate, with any other entity (other than a merger or consolidation solely between the Company and one or more of its subsidiaries) or (b) sell, transfer, lease, convey or exclusively license all or substantially all of its assets.

      7.10 Liquidation. The Company may not, without the prior written approval of Purchasers holding at least 51% in interest of the Convertible Notes, liquidate, dissolve or effect a recapitalization or reorganization (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity).

      7.11 Redemption. The Company may not, without the prior written approval of Purchasers holding at least 51% in interest of the Convertible Notes, apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly (including through a subsidiary), or otherwise, of any shares of its capital stock (other than repurchases of Common Stock at cost upon termination of employment or service).

      7.12 Capital Expenditures. The Company may not, without the prior written approval of Purchasers holding at least 51% in interest of the Convertible Notes, incur any capital expenditures greater than $2,000,000 for the build-out of the Company's One IP Voice Subsidiary.

      7.13. Conduct Business; Transactions. The Company may not, without the prior written approval of Purchasers holding at least 51% in interest of the Convertible Notes, conduct its business outside of its ordinary course of business or enter into, complete or obligate itself to enter into or complete any transaction outside of the Company's ordinary course of business.

8.    Registration Rights

      8.1 Demand Registration. At any time after the date of the three month anniversary of this Agreement, a Purchaser or Purchasers holding in the aggregate at least 20% of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1, Form S-2, or Form S-3 (or any successor or like form) of Registrable Shares owned by such Purchaser or Purchasers. Upon receipt of any request for registration pursuant to this Section, the Company shall promptly give written notice of such proposed registration to all other Purchasers. Such Purchasers shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Purchasers may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register.

      8.2 Incidental Registration Rights. Whenever the Company proposes to file any registration statement with the Commission, at any time and from time to time, it will, prior to such filing, give written notice to all Purchasers of its intention to do so. Upon the written request of a Purchaser or Purchasers given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares (as defined below)), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Purchaser or Purchasers to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Purchaser or Purchasers.

      8.3 Registrable Shares. "Registrable Shares" means unregistered (a) Conversion Shares, (b) Warrant Shares and (c) any other shares of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a registration statement or Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the shares even if such conversion has not been effected.

      8.4 Expenses. The Company will pay any and all Registration Expenses (as defined below) for all registrations under this Agreement. "Registration Expenses" means all expenses incurred by the Company in complying with the provisions of this Section 8, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Purchasers to represent the Purchasers, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions.

      8.5 Indemnification. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Purchaser, and each other person, if any, who controls such Purchaser within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Purchaser or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the registration statement or the offering contemplated thereby; and the Company will reimburse such Purchaser and each such controlling person for any legal or any other expenses reasonably incurred by such Purchaser or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Purchaser or controlling person specifically for use in the preparation thereof.

      8.6 Termination of Registration Rights. The registration rights contained in this Section 8 will terminate when the then outstanding Registrable Shares are eligible to be sold pursuant to Rule 144 of the Securities Act.

9.    Miscellaneous.

      9.1 Survival of Warranties. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and Purchasers contained in or made pursuant to this Agreement shall survive two
(2) year past the execution and delivery of this Agreement and each Closing to which such Purchaser purchases Stock, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

      9.2 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      9.3 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to principals of conflicts of law.

      9.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

      9.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      9.6 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or three (3) days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's permanent address.

      9.7 Attorney's Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

      9.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 51% of the principal amount of Convertible Notes outstanding. Any amendment or waiver effected in accordance with this Section 8.8 shall be binding upon the Purchasers and each transferee of the Convertible Notes, each future holder of all such Convertible Notes, and the Company.

      9.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement,
(b) the balance of the Agreement shall be interpreted as if such provision were so excluded, and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

      9.10 Entire Agreement. This Agreement (including the exhibits hereto), and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants, except as specifically set forth herein.

      9.11 Confidentiality. Each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder. The provisions of this Section 9.11 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

      9.12 Exculpation Among Purchasers. Each Purchaser acknowledges that such Purchaser is not relying upon any person, firm or corporation, other than the Company and its representatives, in making its investment or decision to invest in the Company. Each Purchaser agrees that neither it or its controlling persons, officers, directors, partners, agents, or employees shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Stock.

                -Remainder of Page Intentionally Left Blank-

                              SIGNATURE PAGE TO

     CONVERTIBLE SECURED PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT

      The parties have executed this Convertible Secured Promissory Note and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By: /s/ Robert G. LaVigne
                                       ------------------------------------
                                       Its:  Executive Vice President, CFO


                                       Name of Purchaser

                                       SOTOMAR - EMPREENDIMENTOS INDUSTRIAIS
                                       E IMOBILIARIOS, SA


                                       By:  /s/ Americo Ferreira De Amorim
                                       ------------------------------------

                                       Name:  Americo Ferreira De Amorim
                                       ------------------------------------

                                       Title:  Board Member
                                       ------------------------------------

                                       Date:  Feb. 08, 2006
                                       ------------------------------------


                                       By:  /s/ Marta Ramos Amorim Oliveira
                                       ------------------------------------

                                       Name:  Marta Ramos Amorim Oliveira
                                       ------------------------------------

                                       Title:  Board Member
                                       ------------------------------------

                                       Date:  Feb. 08, 2006
                                       ------------------------------------

                                 SCHEDULE A

                             LIST OF PURCHASERS


                                      Principal Amount of
                                       Convertible Notes
Name and Address                           Purchased         Warrant Shares
----------------                      -------------------    --------------

Sotomar - Empreendimentos                 $1,000,000         529,134 shares
 Industriais e Imobiliarios, SA

Rua da Corticeira, N 34
Apartado 47
4536-902 Mozelos VFR
Portugal

Total                                     $1,000,000         529,134 shares

                                  EXHIBITS

   Exhibit A -    Form of Convertible Note

   Exhibit B -    Form of Warrant

   Exhibit C -    Schedule of Exceptions to Representations and Warranties

                                  EXHIBIT A

                          Form of Convertible Note

                                  EXHIBIT B

                               Form of Warrant

                                  EXHIBIT C

          Schedule of Exceptions to Representations and Warranties